Exhibit 99.1

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

Assure Closes $5.2 Million from Institutional Investor Led and Management and Board Driven Private Placements

DENVER, November 30, 2021 (GLOBE NEWSWIRE) -- Assure Holdings Corp. (the “Company” or “Assure”) (NASDAQ: IONM; TSXV: IOM), a provider of intraoperative neuromonitoring services, is pleased to announce that the Company completed a non-brokered private placement, with participation by Assure management and certain directors, employees and consultants, of 70,300 common shares of the Company (“Common Shares”) at an issue price of US$6.19 per share, for aggregate gross proceeds of approximately US$435,000 (the “Offering”). The issue price was determined in the context of the market and in accordance with Nasdaq listing requirements and following the end of the Company’s trading blackout period under its insider trading policy.

The Offering follows the Company’s announcement on November 15, 2021 of the closing of a brokered private placement whereby the Company raised approximately US$4.75 million at an issue price of US$5.25 per share (the “Prior Offering”). There were no warrants issued in connection with the Offering and the Prior Offering. No commissions or fees were paid in connection with the Offering.

“I am excited to announce that this equity financing will provide the Company with additional growth capital to fund our most promising 2022 growth initiatives,” said John A. Farlinger, Assure’s executive chairman and CEO. “We believe Assure will be well positioned to generate strong organic growth and take advantage of a robust pipeline of potential acquisitions.”

The net proceeds of the Offering and Prior Offering are expected to be used to service the previously announced system-wide contract with Premier, Inc., expand the Company’s high-margin remote neurology services platform, extend the Company’s operational footprint into new states and continue to build infrastructure that supports the Company’s growth initiatives and for general working capital purposes.

The Offering remains subject to the final approval of the TSX Venture Exchange (“TSXV”). This press release does not constitute an offer to sell or the solicitation of any offer to buy securities nor shall there be any offer, solicitation or sale of the securities in any jurisdiction where such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

The Common Shares issued in the Offering have not been registered under the U.S. Securities Act, or any securities laws of any state of the United States and may not be offered or sold absent such registration or an available exemption from such registration requirements. The Common Shares issued in the Offering are also subject to a hold period of four months and one day from the date of issuance pursuant to applicable Canadian securities laws, as well as applicable hold periods under U.S. securities laws.

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

Participation in the Offering by certain directors, officers and employees of the Company, is considered a "related party transaction" within the meaning of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions ("MI 61-101"). The related party transaction is exempt from minority approval, information circular and formal valuation requirements pursuant to the exemptions contained in Sections 5.5(a) and 5.7(1)(a) of MI 61-101, as neither the fair market value of the securities issued under the Offering nor the consideration paid by such persons exceeds 25% of the Company's market capitalization.

Preston Parsons, Founder of Assure Holdings Announces Participation in Private Placement

Preston Parsons (“Mr. Parsons”), an insider of the Company, acquired 8,100 Common Shares under the Offering. As a result of Mr. Parsons’ status as an insider of Assure holding more than 10% of the Company’s issued and outstanding shares, and the change in his holdings since the date of his last early warning report, Mr. Parsons will file an early warning report (the "Early Warning Report") as required under National Instrument 62-103 The Early Warning System and Related Take-Over Bid and Insider Reporting Issues (“NI 62-103”).

Prior to the Offering, Mr. Parsons owned 4,094,748 Common Shares, stock options to purchase 200,000 Common Shares and 31,250 common share purchase warrants, representing approximately 33.3% of the issued and outstanding Common Shares on a partially diluted basis (assuming conversion of all convertible securities held by Mr. Parsons).

Following completion of the Offering, Mr. Parsons owns 4,102,848 Common Shares, stock options to purchase 200,000 Common Shares and 31,250 common share purchase warrants, representing approximately 33.2% of the issued and outstanding Common Shares on a partially diluted basis (assuming conversion of all convertible securities held by Mr. Parsons), and representing a decrease of approximately 9.3% on a partially diluted basis since the date of his last early warning report.

This news release is being disseminated pursuant to Part 3 of NI 62-103. A copy of the Early Warning Report that will be filed by Mr. Parsons will be available on SEDAR under Assure’s issuer profile at www.sedar.com and may also be obtained directly from the Company by contacting Scott Kozak, whose contact details are included below.

The Common Shares were acquired by Mr. Parsons for investment purposes. Mr. Parsons may acquire additional securities of the Company, including on the open market or through private acquisitions, or sell the securities, including on the open market or through private dispositions in the future depending on market conditions, reformulation of plans and/or other relevant factors. Depending on market conditions, general economic and industry conditions, the Company’s business and financial condition and/or other relevant factors, Mr. Parsons may develop such plans or intentions in the future.

About Assure Holdings

Assure Holdings Corp. is a Colorado-based company that works with neurosurgeons and orthopedic spine surgeons to provide a turnkey suite of services that support intraoperative neuromonitoring activities during invasive surgeries. Assure employs its own staff of technologists and uses its own state-of-the-art monitoring equipment, handles 100% of intraoperative neuromonitoring scheduling and setup, and bills for all technical services provided. Assure Neuromonitoring is recognized as providing

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

the highest level of patient care in the industry and has earned The Joint Commission’s Gold Seal of Approval®.

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," or "continue" and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the Company may not receive final approval from the TSXV with respect to the Offering; the Company’s expectations regarding the use of proceeds of the Offering and ability to generate strong organic growth and take advantage of a robust pipeline of potential acquisitions; the uncertainty surrounding the spread of COVID-19 and the impact it will have on the Company’s operations and economic activity in general, and risks and uncertainties discussed in our most recent annual and quarterly reports filed with the United States Securities and Exchange Commission, including our annual report on Form 10-K filed on March 30, 2021, and with the Canadian securities regulators and available on the Company’s profiles on EDGAR at www.sec.gov and SEDAR at www.sedar.com, which risks and uncertainties are incorporated herein by reference. Readers are cautioned not to place undue reliance on forward-looking statements. Except as required by law, Assure does not intend, and undertakes no obligation, to update any forward-looking statements to reflect, in particular, new information or future events.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact

Scott Kozak, Investor and Media Relations
Assure Holdings Corp.
1-720-287-3093
Scott.Kozak@assureiom.com

John Farlinger, Chief Executive Officer
Assure Holdings Corp.
1-604-763-7565
John.Farlinger@assureiom.com